                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  August 15,1996
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                        Federal Realty Investment Trust
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    District of Columbia               1-7533               52-0782497
- ------------------------------     -------------     ----------------------
(State or other jurisdiction       (Commission        (IRS Employer
 of incorporation                   File Number)       Identification No.)


4800 Hampden Lane, Suite 500, Bethesda, Maryland               20814
- --------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number including area code:  301/652-3360
                                                    ------------



Exhibit Index appears on page 3
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Item 5.  Other Events

     Exhibits are filed herewith in connection with Federal Realty Investment Trust's final prospectus supplement dated August 13, 1996 to its final prospectus dated November 7, 1995 (Registration No. 33-63687) filed with the Securities and Exchange Commission on August 14, 1996 and relating to the Trust's issuance of $50,000,000 principal amount of 7.48% Debentures due August 15, 2026 (the "Debentures"). Attached as Exhibit 5 hereto is an opinion from Kirkpatrick & Lockhart LLP regarding the legality of the Debentures. The consent of Kirkpatrick & Lockhart LLP to the inclusion of such opinion in this Form 8-K is included in the opinion.

Item 7.  Financial Statements and Exhibits

Exhibit 5    Opinion Regarding Legality

Exhibit 23   Consent of Counsel (included in Exhibit 5)


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    FEDERAL REALTY INVESTMENT TRUST
                                    /s/ Cecily A. Ward
                                    -------------------------------------
                                    Cecily A. Ward
                                    Controller (Principal Accounting
                                    Officer)

Date:  August 15, 1996

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                                 EXHIBIT INDEX

 ITEM NO.
    5       Opinion Regarding Legality
    23      Consent of Counsel (included in the opinion)

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